UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 25, 2018

PARSLEY ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36463	46-4314192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

303 Colorado Street Suite 3000 Austin, Texas 78701
(Address of Principal Executive Offices) (Zip Code)

(737) 704-2300
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Parsley Energy, Inc. (the “Company”) held its 2018 Annual Meeting (the “2018 Annual Meeting”) on May 25, 2018 for the following purposes: (1) to elect to the Company’s Board of Directors two Class I directors, each of whom will hold office until the 2021 Annual Meeting of Stockholders and until his successor is elected and qualified or until his earlier death, resignation or removal; (2) to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and (3) to approve, on a non-binding advisory basis, the Company’s named executive officer compensation for the fiscal year ended December 31, 2017. Each of these items is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 6, 2018, as amended on April 17, 2018.

At the close of business on March 26, 2018, the record date for the 2018 Annual Meeting, 266,265,665 shares of the Company’s Class A common stock and 48,731,731 shares of the Company’s Class B common stock were outstanding and entitled to vote at the 2018 Annual Meeting.

Proposal 1 - Election of Directors

Each of the two nominees for Class I director was duly elected by the Company’s stockholders, with votes as follows:

Nominee	Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
Ronald Brokmeyer	248,457,369	2,203,998	165,354	12,019,719
Hemang Desai	248,591,013	2,065,014	170,694	12,019,719

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified by the Company’s stockholders, with votes as follows:

Shares For	Shares Against	Shares Abstaining
262,623,121	30,753	192,566

Proposal 3 - Approval of Named Executive Officer Compensation

The Company’s named executive officer compensation for the fiscal year ended December 31, 2017 was approved, on a non-binding advisory basis, by the Company’s stockholders, with votes as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non‑Votes
242,201,399	8,434,984	190,338	12,019,719

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARSLEY ENERGY, INC.

	By:	/s/ Colin W. Roberts
Colin W. Roberts
Executive Vice President—General Counsel
Dated: May 29, 2018